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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: January 27, 2003
(Date of earliest event reported)

Commission File No. 333-101500



                    Banc of America Mortgage Securities, Inc.
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        Delaware                                       36-4514369
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(State of Incorporation)                   (I.R.S. Employer Identification No.)


            201 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                       (Zip Code)



                                 (704) 387-8239
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)






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ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.


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ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
------------------                                -----------
     (99)                                     Collateral Term Sheets
                                              prepared by Banc of America
                                              Securities LLC in connection
                                              with Banc of America Alternative
                                              Loan Trust 2003-1 Mortgage
                                              Pass-Through Certificates,
                                              Series 2003-1


                                      -3-

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA MORTGAGE
                                   SECURITIES, INC.


January 27, 2003

                                   By:  /s/ Judy Lowman
                                       ----------------------------
                                       Judy Lowman
                                       Vice President


                                       -4-


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                                INDEX TO EXHIBITS
                                -----------------

                                                   Paper (P) or
Exhibit No.         Description                               Electronic (E)
-----------         -----------                               --------------

   (99)             Collateral Terms Sheets                        E
                    prepared by Banc of America
                    Securities LLC in connection
                    with Banc of America Alternative
                    Loan Trust 2003-1 Mortgage Pass-
                    Through Certificates, Series 2003-1


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